Morgan Stanley Summer Energy Summit August 2013

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HollyFrontier Investment Highlights 4  Pure play competitive refinery  5 refineries with 443,000 barrels per day refining capacity  Attractive niche product markets with advantaged crude supply  Rocky Mountains, Southwest and Mid-Continent  Strong investment track record with future growth focused on underwritten projects  Woods Cross, El Dorado and Tulsa refineries purchased at industry lows on a per barrel basis  Strong Financial Performance  Industry leading returns on capital  Best in class net income per barrel crude capacity  Track record of cash return to shareholders  Strong Balance Sheet  Stable cash flow from HEP through quarterly regular and incentive distributions  HFC owns 39% of HEP including the 2% GP interest  In 2012, HFC received approximately $70 million in cash distributions from HEP

Footprint of HollyFrontier and HEP Collaboration with HEP provides strategic growth opportunities in logistics and marketing operations 5

Proximity to Growing North American Crude Production Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil 6 HFC Refining Capacity by PADD Source: Deutsche Bank, Macquarie, Simmons & Co, Canadian Association of Petroleum Producers, Turner, Mason & Co., North Dakota Pipeline Authority, and the EIA. All 5 HFC Refineries Sit Close to Production Growth PADD2 59% PADD3 22% PADD4 19% Crude Production Growth by PADD 2011-2020 -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% PADD1 PADD2 PADD3 PADD4 PADD5 0% 26% 73% 11% -7.5%

Feedstock Advantaged Refining 7 $ /b b l d is cou n t to WT I  Refinery location and configuration enables a fleet-wide crude slate discounted to WTI  Discounted feeds drive a higher gross margin / barrel and ultimately, EBITDA  Highly flexible refining system allows feedstock optionality based on market pricing -$14 -$12 -$10 -$8 -$6 -$4 -$2 $0 2Q2013 1Q2013 4Q2012 3Q2012 Rockies MidCon Southwest Consolidated

- 2,000 4,000 6,000 8,000 10,000 12,000 Canada (conventional and oil sands) Bakken Permian Niobrara Uinta Mississippian Other N. American 2016 2011 11.3 MBPD Crude Growth in our “Backyard” Canadian, Bakken, Permian, Niobrara, Uinta, Mississippi Lime Source: Deutsche Bank, Macquarie, Simmons & Co, Canadian Association of Petroleum Producers, North Dakota Pipeline Authority, and the EIA. *Heavy crude includes High Tan Christina Lake Crude which we began processing as of Q2 2012 8 100% Crude oil “WTI” price based 82% increase in N. American production 58% “backyard basin” production growth 6.2 MBPD 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2012 Heavy* Heavy* Sour Sour Sweet Sweet Black Wax Black Wax

9 Strategic Investment & Acquisition Woods Cross Refinery Expansion Economics  Strong track record of buying the right assets at the right time  Woods Cross, El Dorado and Tulsa all purchased at industry lows on a per barrel basis  High hurdle rate on investments and acquisitions  Target AT LEAST 2x our Cost of Capital  Focus on underwritten projects often with crude supply and off-take agreements  Woods Cross Phase 1 expansion supported by Newfield crude supply agreement  Continued focus on access to advantaged crudes and new product markets

10 PROJECT ESTIMATED CAPEX PROJECTED EBITDA GENERATION* Woods Cross Phase 1 $225 million $125 million Potential Woods Cross Phase 2 $400-500 million >$200 million *Woods Cross Phase 1 expected EBITDA generation based on an assumed crack spread environment. Woods Cross Phase 2 expected EBITDA generation based on group 2 lubricant cracks. Woods Cross Expansion – Phase 1:  Woods Cross refinery expansion from 31,000 BPD to 45,000 BPD  Expected payback period of less than 2 years  Incremental production to flow down UNEV pipeline to Las Vegas which trades at seasonal premium to Salt Lake  Project supported by 10 year 20,000 BPD crude supply agreement with Newfield Exploration Company  Expected completion: Early 2015 Strategic Investment & Acquisition Woods Cross Refinery Expansion Economics Potential Woods Cross Expansion – Phase 2:  Woods Cross refinery expansion from 45,000 BPD to 60,000 BPD  Expected payback period of less than 2 years  Includes Group 3 Lubricant Processing  Targeting crude supply agreement in conjunction with further expansion project  Prospective completion: 2016

Capital Expenditure Overview Past investment make legacy refineries stronger Maintenance capital approximately $200 million *Our expected 2013 capital expenditure is between $400-$450 million Legacy HOC & FTO capital expenditures were combined for periods prior to the 2011 merger. 2011 capital expenditure calculated using 2011 HFC capital expenditure of $374m plus FTO capital expenditure of $42.4m for 2011 period prior to the merger. Does not include capital expenditure attributable to HEP or turnaround costs. 11 milli o n s $0 $100 $200 $300 $400 $500 $600 2008 2009 2010 2011 2012 2013E $593 $431 $272 $377 $290 $450*

Strong Balance Sheet & Cash Returns 12  $2.0 billion cash balance as of June 30, 2013  $191 million outstanding debt  excluding nonrecourse HEP debt  $286.8 million 9.875% notes called in June 2013  Total debt to capital ratio 3% as of 6/30/13*  Continued commitment to returning excess cash to shareholders *Excluding HEP debt which is nonrecourse Since the July 2011 merger we have returned over $1.7 billion in capital to shareholders milli o n s $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2011 2012 2013YTD Buyback Dividend $864 $634 $270

Cash Returns to Shareholders *Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011. 13 February May August November 2011 $0.075* $0.075* $0.0875* $0.10 2012 $0.10 $0.15 $0.15 $0.20 2013 $0.30 $0.30 $0.30 Increased regular dividend 5 times since the merger, raising it 300% February May August September November 2011 $0.50* $0.50 2012 $0.50 $0.50 $0.50 $0.50 $0.50 2013 $0.50 $0.50 $0.50 Declared 10 special dividends since the merger Announced 2 share repurchase programs of $350 million each January 2012 Announced the authorization of a $350 million share repurchase program replacing the $100 million share repurchase program announced in September 2011 June 2012 Announced the authorization of a $350 million share repurchase program in addition to the share repurchase program announced in January

Cash Return to Shareholders LTM Cash Yield to Shareholders Last Twelve Months includes YTD 2013 dividends declared and excludes cash dividends in the same period through 2012. Data from public filings and press releases. As of 8/14/2013 stock prices. See page 28 for calculations. 14 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% WNR HFC PBF DK ALJ VLO MPC PSX TSO 9.6% 7.9% 4.0% 3.1% 3.0% 2.2% 2.0% 2.0% 1.6%

Best In Class Returns on Capital Employed Pro Forma HollyFrontier Returns on Invested Capital (Average 2008-2012)* 5-year average ROIC calculated by taking the average of ROIC’s for the years 2008-2012. ROIC calculated by dividing net income by the sum of total debt and total equity. For HFC, legacy HOC/FTO earnings, debt & equity were combined for 5-year calculations. *PBF was formed on March 1, 2008 so 2008 data is March 1 through Dec 31st. See page 28 for calculations. 15 R O C E -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% HFC MPC PSX DK TSO PBF* WNR VLO ALJ 14.7% 12.1% 9.9% 5.7% 5.0% 4.8% 3.8% 0.9% -0.7%

Strong Financial Metrics vs Peers Net Income per Barrel of Crude Capacity HFC earnings per bbl strongest in peer sector (2008 – 2012) HFC earnings calculated by adding legacy HOC plus FTO earnings for periods prior to the merger. *MPC & PSX data based on 4-year averages See page 28 for calculations. 16 D o lla rs p er b ar re l 4.57 3.73 2.51 1.20 1.17 1.14 0.75 0.34 0.01 -6.00 -4.00 -2.00 0.00 2.00 4.00 6.00 8.00 10.00 12.00 HFC MPC* PSX* DK WNR TSO PBF VLO ALJ 2008 2009 2010 2011 2012

Business not Built on WTI/Brent Spread Between 2001-2010, WTI traded on average at a $1.00 PREMIUM to Brent Between 2001-2010:  Average ROIC 22%  Average NI/BBL $2.69 -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 ROIC Source: Bloomberg HFC financials calculated by adding legacy HOC plus FTO for periods prior to the merger. See page 28 for calculations. 17

HEP Growth: Distributable Cash Flow Since Inception 18 milli o n s $0 $20 $40 $60 $80 $100 $120 $140 $160 2005 2006 2007 2008 2009 2010 2011 2012 $41 $47 $51 $60 $72 $91 $100 HFC received approximately $70mm cash distributions for FY2012 $153

Value of HFC's LP & GP Interests in HEP

LP INTEREST*:			
HEP Unit Price	$ 34.43	$ 36.43	$ 38.43
HFC owns 22.4m common units ($mm):	**$ 771**	**$ 816**	**$ 861**
GP INTEREST:			
Quarterly GP IDR cash flow:	Annualized Q2 IDR cashflow ($mm):		$ 25.6
Multiple of GP cash flow:	15X	20X	25X
Current GP Interest IDR Distributions ($mm):	**$ 384**	**$ 512**	**$ 640**
HEP VALUE TO HFC (millions):	**$ 1,155**		**$1,501**

Methodology:

- GP values are equal to quarterly GP IDR cash flow (for 2Q 2013) on an annualized basis minus the $5m GP giveback for the next 3 years (as part of the HEP UNEV purchase transaction) times the above range of commonly used market multiples. GP IDR cash flow is approximately $6.4MM per quarter. These values do not reflect actual after tax value to HFC.
- Approximate limited partner unit value estimated using a range based on recent market price & general partner value estimated using a commonly used range of Wall Street market multiples applied to incentive distributable cash flow. These values do not reflect actual after tax value to HFC.

*Based on a range of recent HEP unit prices on the NYSE for valuation purposes. NYSE closing price on 8/14/2013 was $36.43

HOLLYFRONTIER CORPORATION

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HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Julia Heidenreich, VP, Investor Relations Blake Barfield, Investor Relations investors@hollyfrontier.com 214-954-6510 20

Appendix 21

Economics of RFS Mandate 22 1.50$ 1.00$ 0.70$ 0.40$ 0.60$ 168$ 68$ 8$ (52)$ 0.40$ 212$ 112$ 52$ (8)$ 0.20$ 256$ 156$ 96$ 36$ -$ 300$ 200$ 140$ 80$ (0.20)$ 344$ 244$ 184$ 124$ (0.40)$ 388$ 288$ 228$ 168$ (0.60)$ 432$ 332$ 272$ 212$ BL EN D E CO NO MI CS (¢/ gal lon ) RINS COST HFC’s 2013 Ethanol RVO is projected to be approximately 420 million gallons Half of this obligation expected to be fulfilled through blending Remaining obligation is expected to be fulfilled through RIN purchases Projections are based on start of the year 2013 plans and does not factor in any potential shift in strategy to mitigate impact Analysis assumes none of the increase in RINs cost is passed through to product prices Up to 20% of 2013 RIN purchase obligation can be partly fulfilled using excess RIN carryover from 2012

Mid-Continent: El Dorado & Tulsa Refineries The Mid-Continent Region comprises our Tulsa and El Dorado Refineries and has a combined crude oil processing capacity of 260,000 BPSD. Mid-Continent Sales of Refinery Produced Products 254,350 BPD • Located in El Dorado, Kansas • 135,000 BPSD capacity and Nelson Complexity rating of 11.8 • Processes sour and heavy (Canadian) crude oils into high value light products • Distributes to high margin markets in Colorado and Mid-Continent/Plains states • Tulsa West and Tulsa East facilities are located less than two miles apart in Tulsa, Oklahoma and are operated as an integrated facility through interconnecting pipelines • 125,000 BPSD capacity and Nelson Complexity rating of 14.0 • Processes predominantly sweet crude oil with up to 10,000 BPD of heavy Canadian crudes • Distributes to the Mid-Continent states and also sells its specialty lubricants, which are high value products that provide a higher margin, throughout the United States and Central and South America TULSA REFINERIES EL DORADO REFINERY 23 Crude and Feedstocks Sour crude oil, 8% Sweet crude oil, 70% Heavy sour crude oil, 14% Other feedstocks and blends, 8% Product Mix Gasolines, 48% Diesel fuels, 29% Jet fuels, 9% Lubricants, 5% Asphalt, 2% Fuel Oil, 1% Other, 6%

Southwest: Navajo Refinery The Southwest Region consists of our Navajo Refinery and has a crude oil processing capacity of 100,000 BPSD. In addition, we manufacture and market commodity and modified asphalt products through the Southwest Region. Southwest Sales of Refinery Produced Products 99,160 BPD • Located in Artesia, New Mexico and operated in conjunction with a refining facility 65 miles east in Lovington, New Mexico • 100,000 BPSD capacity and Nelson Complexity rating of 11.8 • Processes sour and heavy crude oils into high value light products • Distributes to high margin markets in Arizona, New Mexico and West Texas NAVAJO REFINERY 24 Product Mix Gasolines, 51% Diesel fuels, 38% Asphalt 2% Fuel Oil, 6% Other, 3% Crude and Feedstocks Sour crude oil, 77% Sweet crude oil, 2% Heavy sour crude oil, 12% Other feedstocks and blends, 9%

Rocky Mountain: Woods Cross and Cheyenne Refineries The Rocky Mountain Region comprises of our Cheyenne and Woods Cross Refineries and has a combined crude oil processing capacity of 83,000 BPSD. Rocky Mountain Sales of Refinery Produced Products 77,550 BPD • Located in Cheyenne, Wyoming • 52,000 BPSD capacity and Nelson Complexity rating of 8.9 • Processes sour and heavy Canadian crude oils into high value light products • Distributes to high margin Eastern Rockies and Plains states • Located in Woods Cross, Utah (near Salt Lake City) • 31,000 BPSD capacity and Nelson Complexity rating of 12.5 • Processes regional sweet and lower cost black wax crude as well as Canadian sour crude oils • Distributes to high margin markets in Utah, Idaho, Nevada, Wyoming, and eastern Washington CHEYENNE REFINERY WOODS CROSS REFINERY 25 Product Mix Gasolines, 55% Diesel fuels, 32% Asphalt, 5% Fuel Oil, 2% Other, 6% Crude and Feedstocks Sour crude oil, 1% Sweet crude oil, 47% Heavy sour crude oil, 31% Black wax crude oil, 11%

Holly Energy Partners Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminalling assets that support our refining and marketing operations in the Mid- Continent, Southwest and Rocky Mountain regions of the United States. • 2,900 miles of crude oil and petroleum product pipelines including joint venture interests in UNEV Pipeline, LLC and SLC Pipeline LLC • 12 million barrels of refined product and crude oil storage • 28 terminals and loading rack facilities in 9 Western and Mid-Continent states • 25% joint venture interest in SLC Pipeline LLC — a 95-mile crude oil pipeline system that serves refineries in the Salt Lake City area • 75% joint venture interest in UNEV Pipeline, LLC – a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product markets. HEP PRODUCTS 26

Feedstock Flexibility* • High WTI/WTS ($3 or higher) • Low WTI/WCS ($8 or less) • WTI/Brent Range ($10 to $20) • Low WTI/WTS ($2 or less) • High WTI/WCS ($20 or higher) • WTI/Brent Range ($10 to $20) • Low WTI/WTS ($2 or less) • Low WTI/WCS ($8 or less) • WTI/Brent Range ($20 or higher) *Please note these are current and estimated maximum crude rates and are subject to change based on a variety of factors. Ability to maximize WCS constrained by pipeline space. WCS includes high TAN crudes. 27 WTI 52% WCS Black Wax 35% WTS 13%

Financial Metrics* 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Average WTI/Brent (SNAPWTIB) $ 1.11 $ 1.04 $ 2.40 $ 3.35 $ 1.57 $ 0.33 $ (0.28) $ 1.34 $ (0.47) $ (0.57) $ 1.00 ROIC 29.1% 5.2% 7.9% 20.8% 44.0% 45.0% 45.3% 21.8% -2.3% 4.8% 22% NI/BBL $ 2.23 $ 0.41 $ 0.57 $ 1.59 $ 4.45 $ 6.28 $ 7.39 $ 3.61 $ (0.55) $ 0.88 $ 2.69 * HollyFrontier Corporation debt excludes HEP debt; All amounts are based on publicly-available financial statements, which we have assumed to be accurate. 28 Net Income/BBL crude capacity 2012 2011 2010 2009 2008 5 yr ave HFC 10.68 8.23 0.88 -0.55 3.61 4.57 MPC 7.77 4.81 1.28 1.06 3.73 PSX 4.91 3.36 1.48 0.26 2.50 WNR 7. 4 2.41 -0.31 -4.29 0.79 1.17 TSO 3.02 2.25 -0.12 -0.58 1.15 1.14 PBF 2.5 1.29 -1.13 -2.09 3.17 0.75 VLO 2.04 2.61 0.41 -2.17 -1.19 0.34 DK 5.34 3.09 -3.65 0.03 1.21 1.20 ALJ 0.88 0.46 -1.39 -1.36 1.46 0.01 Company 2012 ROIC 2011 ROIC 2010 ROIC 2009 ROIC 2008 ROIC 5 Yr. Ave ROIC HFC 26.5% 22.6% 4.8% -2.3% 21.8% 14.7% MPC 22.5% 18.6% 5.1% 3.8% 10.6% 12.1% PSX 14.8% 20.2% 2.8% 1.7% 10.5% 9.9% DK 21.6% 14. % -10.8% 0.1% 3.2% 5.7% TSO 12.7% 10.2% -0.6% -2.8% 5.8% 5.0% PBF* 20.0% 22.0% -10.0% -33.0% 25.0% 4.8% WNR 28.3% 8.2% -1.0% -19.4% 3.0% 3.8% VLO 8.3% 8.7% 1.4% -9.0% -5.1% 0.9% ALJ 6.5% 2.9% -9.8% -8.5% 5.4% -0.7% LTM Cash Yield LTM dividend Aug 14th Close WNR 9.6% 3.0000$ 31.13$ HFC 7.9% 3.6000$ 45.58$ PBF 4.0% 0.9000$ 22.64$ DK 3.1% .9000$ 29.47$ ALJ 3.0% 3600$ 11.91$ VLO 2.2% 0 8000$ 36.74$ MPC 2.0% 1. 700$ 73.69$ PSX 2.0% 1 1875$ 58.79$ TSO 1.6% 0 000$ 51.17$

Definitions Non GAPP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average product costs per produced barrel of refined products sold. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2012 10-K filed February 28, 2013. Net Operating Margin: the difference between refinery gross margin and refinery operating expense per barrel of produced refined products. Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2012 10-K filed February 28, 2013. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2012 10-K filed February 28, 2013. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. 5 Year Return on Invested Capital: A measurement which for our purposes is calculated using the 5 year average Net Income divided by the sum of the 5 year average of Total Equity and Long Term Debt. We consider ROIC to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day (barrels of capacity in a 24 hour period) of crude oil or petroleum products. MMSCFD: million standard cubic feet per day. Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. Solvent deasphalter / residuum oil supercritical extraction (“ROSE”): a refinery unit that uses a light hydrocarbon like propane or butane to extract non-asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. 29